                                                                      EXHIBIT 24

                           Strayer Education, Inc.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of Strayer Education, Inc., a Maryland corporation, hereby constitute and appoint Ron K. Bailey and Harry T. Wilkins, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement on Form S-8 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to securities of the Corporation acquired under or to be offered under the the Strayer College, Inc. 401(k) Profit Sharing Plan, and the undersigned hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, or anyone or more of them, as herein authorized.

Date:    September 28, 1996


Name                                        Title
----                                        -----
/s/ RON K. BAILEY                          Director
-----------------------------------
Ron K. Bailey


/s/ STANLEY G. ELMORE                      Director
-----------------------------------
Stanley G. Elmore


/s/ TODD A. MILANO                         Director
-----------------------------------
Todd A. Milano


/s/ JENNIE D. SEATON                       Director
-----------------------------------
Jennie D. Seaton

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
/s/ ROLAND CAREY                           Director
-----------------------------------
Roland Carey


/s/ DONALD T. BENSON                       Director
-----------------------------------
Donald T. Benson

/s/ G. THOMAS WAITE                        Director
-----------------------------------
G. Thomas Waite

/s/ DONALD STODDARD                        Director
-----------------------------------
Donald Stoddard


/s/ CHARLOTTE BEASON                       Director
-----------------------------------
Charlotte Beason





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